Exhibit 10.46(b)

AMENDMENT TO VOTING AGREEMENT

This Amendment, dated as of October 10, 2006 (this “Amendment”), to the Voting Agreement, entered into as of September 29, 2006 (the “Agreement”), is by and among ValueAct Capital Master Fund, L.P. (“ValueAct”), MLF Offshore Portfolio Company, L.P. (“MLF”), Clayton, Dubilier & Rice Fund V Limited Partnership (“Fund V”) and Clayton, Dubilier & Rice Fund VI Limited Partnership (“Fund VI” and, together with Fund V, the “Stockholders”).

WHEREAS, in connection with the Securities Purchase Agreement, dated as of September 25, 2006, by and among Sirva, Inc., ValueAct and MLF, the parties hereto entered into the Agreement; and

WHEREAS, the parties wish to amend the Agreement to remove MLF as a party to the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, covenants and agreements contained herein, the parties intending to be legally bound, hereby agree as follows:

1.             MLF is hereby removed as a party to the Agreement and shall no longer have any rights or obligations thereunder.  All references to MLF in the Agreement are hereby deleted.

2.             All of the terms and conditions set forth in the Agreement shall remain in full force and effect, except to the extent expressly provided herein.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

VALUEACT CAPITAL MASTER FUND, L.P.
By: its general partner, VA Partners, LLC

By:	Peter H. Kamin
	Name:	Peter H. Kamin
	Title:	Managing Member

MLF Offshore Portfolio Company, LP
By: its general partner, MLF Cayman GP, Ltd.

By:	/s/ Matthew L. Feshbach
	Name:	Matthew L. Feshbach
	Title:	Director

[SIGNATURE PAGE — CD&R VOTING AGREEMENT AMENDMENT]

Clayton, Dubilier & Rice Fund V Limited Partnership
By:	CD&R Associates V Limited Partnership, its general partner

By:	CD&R Investment Associates II, Inc., its managing general partner

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President and Treasurer

Clayton, Dubilier & Rice Fund VI Limited Partnership
By:	CD&R Associates VI Limited Partnership, its general partner

By:	CD&R Investment Associates VI, Inc., its general partner

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President and Treasurer

[SIGNATURE PAGE — CD&R VOTING AGREEMENT AMENDMENT]